Exhibit 99.1 Second Quarter 2003 Financial Statement Brochure of Commercial Bankshares, Inc.



                                  2003

                             SECOND QUARTER





                       Commercial Bankshares, Inc.






To Our Shareholders and Customers:

We are pleased to present you with the Company's record results for the second quarter of 2003.

The Company's earnings show second quarter net income of $2.51 million, an 11% increase over second quarter 2002 earnings of $2.27 million. Diluted earnings per share were $.51 for the second quarter of 2003, as compared to $.48 for the same period in 2002. These earnings represent a 1.35% annualized return on average assets and a 16.41% annualized return on average equity.

Earnings for the six months ended June 30, 2003 were $4.97 million, a 16% increase over earnings for the same period in 2002 of $4.30 million. Diluted earnings per share were $1.02 for the first six months of 2003, as compared to $.91 for the same six month period in 2002. Six month 2003 earnings represent a 1.38% annualized return on average assets and a 16.63% annualized return on average equity. We hope that you share in our enthusiasm for the outstanding results for the quarter and the first six months of the year.

The Company continued to experience outstanding internal deposit growth, with total deposits reaching $631 million at June 30, 2003. This is a 29% increase from the June 30, 2002 closing balance of $489 million. Total assets increased 23% to close the quarter at $756 million, as compared to $613 million one year ago.

Tax-equivalent net interest income increased 6% to $6.90 million in the second quarter of 2003, from $6.52 million for the same period in 2002.
The increase is the result of growth in assets, offset by a reduction in
the net interest margin.   The tax-equivalent net interest margin was 3.96%
for the quarter ended June 30, 2003, as compared to 4.66% for the same period in 2002. The decrease in the net interest margin is due to the continued inflow of new deposits, some of which are temporarily held in low yielding investments.

The loan portfolio continued to show growth, closing the quarter at $369 million, a 4% increase from the second quarter 2002 closing loan balance of $355 million. We will continue to place emphasis on high asset quality and strong portfolio management. The allowance for loan losses closed the quarter at $4.8 million, or 1.28% of total loans. There were no non-performing assets as of June 30, 2003.

I am pleased to announce that as of July 1, 2003, our Company was added to the membership of the Russell 2000 Index. Inclusion in this index will increase the visibility of our Company.

As this period of economic uncertainty continues, the Board and I would like to reconfirm our commitment to provide shareholder value.

As always, your calls and letters are sincerely welcomed.








Commercial Bankshares, Inc., and Subsidiary

Financial Highlights
(Dollars in Thousands, Except Per Share Data)

                                                  June 30,
                                           _____________________

                                               2003       2002
                                           __________ __________

For the Three Months Ended
   Net income                                $ 2,511     $ 2,272
   Net interest income (1)                   $ 6,897     $ 6,521
   Earnings per common share, diluted        $  0.51     $  0.48
   Return on average assets                     1.35%       1.52%
   Return on average equity                    16.41%      17.40%
   Net interest margin (1)                      3.96%       4.66%

For the Six Months Ended
   Net income                                $ 4,972     $ 4,296
   Net interest income (1)                   $13,442     $12,628
   Earnings per common share, diluted        $  1.02     $  0.91
   Return on average assets                     1.38%       1.47%
   Return on average equity                    16.63%      16.77%
   Net interest margin (1)                      3.96%       4.62%

Selected Balance Sheet Data
   Assets                                   $755,685    $612,841
   Loans, net                                368,607     355,196
   Investment securities available for sale  122,011     123,980
   Investment securities held to maturity    153,350      43,017
   Deposits                                  631,079     488,940
   Stockholders' equity                       62,795      54,446
   Capital ratios:
      Leverage                                  7.52%       8.17%
      Tier 1                                   12.67%      12.35%
      Tier 2                                   14.04%      13.84%
   Book value per common share                 13.64       11.97
   Shares outstanding                          4,604       4,549

Asset Quality
   Allowance for loan losses                  $4,795      $4,732
   Nonperforming assets                       $    0      $    0
   Allowance for loan losses to total loans     1.28%       1.31%
   Allowance for loan losses as a percentage
     of nonperforming assets                     n/a         n/a
   Nonperforming assets as a percentage of
     total assets                                  0%          0%
   Net charge-offs(recoveries) year-to-date   $   91      $   60

Quarterly Averages
   Earning Assets                           $697,923    $561,710
   Loans                                     369,097     353,610
   Deposits                                  622,314     482,909
   Stockholders' equity                       61,346      52,367


(1)  Calculated on a fully taxable equivalent basis.













Commercial Bankshares, Inc., and Subsidiary

Consolidated Balance Sheets
(In Thousands, Except Share Data)
(Unaudited)
                                                                June 30,
                                                         ___________________

                                                             2003     2002
                                                          ________ ________
Assets
  Cash and cash equivalents                               $ 90,089 $ 70,708
  Investment securities available for sale, at fair value  122,011  123,980
  Investment securities held to maturity, at cost          153,350   43,017
  Loans, net                                               368,607  355,196
  Premises and equipment, net                               12,610   12,566
  Accrued interest receivable                                4,273    3,410
  Goodwill, net                                                253      253
  Other assets                                               4,492    3,711
                                                          ________ ________

     Total assets                                         $755,685 $612,841
                                                          ======== ========

Liabilities and stockholders' equity
  Deposits:
    Demand                                                $110,227 $ 95,975
    Interest-bearing checking                               85,995   66,215
    Money market                                            72,576   55,772
    Savings                                                 33,287   26,784
    Time                                                   328,994  244,194
                                                          ________ ________

     Total deposits                                        631,079  488,940

  Securities sold under agreements
     to repurchase                                          56,508   64,585
  Accrued interest payable                                     597      549
  Accounts payable and accrued liabilities                   4,706    4,321
                                                          ________ ________

     Total liabilities                                     692,890  558,395
                                                          ________ ________

Stockholders' equity
  Common stock, $.08 par value, 15,000,000
     authorized shares, 5,047,513 issued
     (4,991,766 in 2002)                                       404      318
   Additional paid-in capital                               45,027   44,455
   Retained earnings                                        18,831   12,487
   Accumulated comprehensive income
     on securities available for sale, net of tax            5,301    3,930
Treasury stock, 443,820 shares
     (442,941 in 2002), at cost                             (6,768)  (6,744)
                                                          ________ ________

     Total stockholders' equity                             62,795   54,446
                                                          ________ ________

     Total liabilities and stockholders' equity           $755,685 $612,841
                                                          ======== ========



           The information in this report is unaudited.  However, in
            the opinion of management, such information reflects all
         adjustments necessary for a fair presentation of the financial position and results of operations for the periods.









Commercial Bankshares, Inc., and Subsidiary

Consolidated Statements  of Income
(In Thousands, Except Per Share Data)
(Unaudited)                              Three Months Ended  Six Months Ended
	                                        June 30,          June 30,
                                         __________________ _________________

                                            2003    2002      2003     2002
                                          ______   ______   _______  _______
Interest income:
  Interest and fees on loans              $5,998   $6,358   $11,834  $12,771
  Interest on investment securities        3,489    2,542     6,767    4,716
  Interest on federal funds sold
     and due from banks                      154      118       281      267
                                          ______   ______   _______  _______

       Total interest income               9,641    9,018    18,882   17,754


Interest expense:
   Interest on deposits                    2,782    2,535     5,544    5,210
   Interest on securities sold under
      agreements to repurchase               200      263       390      489
                                          ______   ______   _______  _______

       Total interest expense              2,982    2,798     5,934    5,699
                                          ______   ______   _______  _______

      Net interest income                  6,659    6,220    12,948   12,055
Provision for loan losses                    135       75       135      150
                                          ______   ______   _______  _______

      Net interest income after provision
         for loan losses                   6,524    6,145    12,813   11,905

Non-interest income:
   Service charges on deposit accounts       633      647     1,266    1,314
   Other fees and service charges            157      151       303      292
   Security gains                            139   (    7)      139       33
                                          ______   ______   _______  _______

      Total non-interest income              929      791     1,708    1,639

Non-interest expense:
   Salaries and employee benefits          2,365    2,317     4,697    4,675
   Occupancy                                 312      320       606      619
   Data processing                           278      272       535      585
   Furniture and equipment                   186      191       371      366
   Other                                     620      586     1,123    1,176
                                          ______   ______   _______  _______

      Total non-interest expense           3,761    3,686     7,332    7,421
                                          ______   ______   _______  _______

      Income before income taxes           3,692    3,250     7,189    6,123
Provision for income taxes                 1,181      978     2,217    1,827
                                          ______   ______   _______  _______

      Net income                          $2,511   $2,272   $ 4,972  $ 4,296
                                          ======   ======   =======  =======

Earnings per common share, basic          $ 0.55   $ 0.50   $  1.09  $  0.95
Earnings per common share, diluted        $ 0.51   $ 0.48   $  1.02  $  0.91

Weighted average number of shares, basic   4,597    4,536     4,584    4,530
Weighted average number of shares, diluted 4,912    4,761     4,884    4,736
















Commercial Bankshares, Inc.
NASDAQ Symbol: CLBK


Directors

Cromwell A. Anderson
Retired Attorney

Joseph W. Armaly
Chairman of the Board and
Chief Executive Officer

Richard J. Bischoff
Attorney

Robert Namoff
President and
Chief Executive Officer
Allied Universal Corp.

Jack J. Partagas
President and
Chief Operating Officer

Sherman Simon
Investments

Michael W. Sontag
General Contractor/
Real Estate Investor

Martin Yelen
Retired Attorney



Officers

Joseph W. Armaly
Chairman and
Chief Executive Officer

Jack J. Partagas
President, Secretary and
Chief Operating Officer

Barbara E. Reed
Senior Vice President and
Chief Financial Officer
















Commercial Bank of Florida Officers


Joseph W. Armaly                          Fay Marie Stephens
Chairman and CEO                          Vice President

Jack J. Partagas                          Pamela Tucker
President and COO                         Vice President

Bruce P. Steinberger                      Deborah Winkles
Executive Vice President                  Vice President

Barbara E. Reed                           Constance Bauer
Senior Vice President and CFO             Assistant Vice President

Steven Capellan                           Lourdes Beck
Senior Vice President                     Assistant Vice President

David E. DiMuro                           Ann Bovard
Senior Vice President                     Assistant Vice President

Phillips G. Gay, Jr.                      Luis A. Castillo
Senior Vice President                     Audit Manager

Hal Kaufman                               Nora Clavijo
Senior Vice President                     Assistant Vice President

Joseph Kertis, Jr.                        Mari M. Colina
Senior Vice President                     Assistant Vice President

Dennis G. Longo                           Anne E. Cook
Senior Vice President                     Assistant Vice President

John M. Maroon                            Mercedes De Quesada
Senior Vice President                     Assistant Vice President

Tony Maroon                               Peter Fernandez
Senior Vice President                     Assistant Vice President

Raul M. Zarranz                           Carlos A. Grosso
Senior Vice President                     Investment Officer

William S. Dieterle                       Theresa Hilson
Auditor                                   Assistant Vice President

Stephen W. Armaly                         C. Margaret Humphrey
Vice President                            Assistant Vice President

Sherryl Bowein                            Geraldine T. Kitchell
Vice President                            Assistant Vice President

Ralph E. Coman                            Wendy M. Knowles
Vice President                            Assistant Vice President

Elena P. Correa                           Sue Marchetti
Vice President                            Assistant Vice President

Valerie Dacks                             Cristina Ojeda
Vice President                            Assistant Vice President

Sherri Feinstein                          Lidia Perez
Vice President and Controller             Assistant Vice President

Susan Ferbin                              Margaret Rizzotto
Vice President                            Assistant Vice President

Diana C. Goudie                           Mary Robbins
Vice President                            Assistant Vice President

Nancy Hernandez                           Marisella Salado
Vice President                            Commercial Loan Officer

Mary Lou Hutcheson                        Linda Schubowsky
Vice President                            Assistant Vice President

Paul Larkin                               Terri Stockwell
Vice President                            Assistant Vice President

Alfred P. Lettera                         Laurie Taylor
Vice President                            Assistant Vice President

Wendy Robinson                            Delia Yepez
Vice President                            Assistant Vice President

Robert D. Singleton
Vice President












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